UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2012

PACWEST BANCORP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, CA 90067

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 286-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On November 6, 2012, PacWest Bancorp (the “Company”) and First California Financial Group, Inc. (“First California”) announced that they had entered into a definitive agreement, dated as of November 6, 2012, pursuant to which First California will merge with and into the Company (the “Merger”).  A copy of the press release relating to the Merger is attached hereto as Exhibit 99.1.  In addition, the Company will be providing supplemental information regarding the Merger in connection with a presentation to investors.  The slides to be used in connection with this investor presentation are attached hereto as Exhibit 99.2.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Joint Press Release, dated November 6, 2012

99.2	Investor Presentation, dated November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACWEST BANCORP

Date: November 6, 2012	By:	/s/ Jared M. Wolff
Jared M. Wolff
Executive VP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated November 6, 2012

99.2	Investor Presentation, dated November 6, 2012